Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

Development and Collaboration Agreements

Onxeo S.A.

The Onxeo license agreement for Validive includes clinical, regulatory, developmental and sales milestones that could reach up to $108 million if the Company achieves all milestones, and escalating royalties on net sales from 5% to 10%. During the three and nine months ended September 30, 2019, the Company had not reached any of these milestones and has not been required to pay Onxeo any funds under this license agreement other than the $1 million one-time license fee.

Grupo Español de Investigación en Sarcomas (“GEIS”)

In June 2019, the Company executed a clinical collaboration with GEIS for the development of camsirubicin in patients with advanced soft tissue sarcoma (“ASTS”). GEIS will be the study sponsor and will lead a multi-country, randomized, open-label Phase 2 clinical trial to evaluate camsirubicin head-to-head against the current 1st line treatment for ASTS, doxorubicin. Enrollment of the trial is expected to begin in the first half of 2020 and will include approximately 170 ASTS patients. The Company will provide study drug and supplemental financial support for the clinical trial averaging approximately $1 million to $2 million per year. During the three and nine months ended September 30, 2019, the Company provided a nominal amount of financial support. The Company can terminate the agreement by providing GEIS with advance notice, and without affecting the Company’s rights and ownership to any intellectual property or clinical data.

XOMA Ltd.

The intellectual property rights contributed by Tactic Pharma to the Company included the non-exclusive license agreement with XOMA Ltd. for the humanization technology used in the development of MNPR-101. Pursuant to such license agreement, the Company is obligated to pay XOMA Ltd. clinical, regulatory and sales milestones for MNPR-101 but is not required to pay royalties on product sales. During the three and nine months ended September 30, 2019, the Company had not reached any milestones and has not been required to pay XOMA Ltd. any funds under this license agreement.

Operating Leases

Commencing January 1, 2018, the Company entered into a lease for its executive headquarters at 1000 Skokie Blvd., Suite 350, Wilmette, Illinois. The lease term is January 1, 2018 through December 31, 2019. In addition, effective February 2019, the Company leases on a month-to-month basis additional office space in the same building.

During the three and nine months ended September 30, 2019, the Company recognized operating lease expense of $13,462 and $38,427, respectively. During the three and nine months ended September 30, 2018, the Company recognized operating lease expense of $10,451 and $33,036, respectively.

As a result of the adoption of ASU 2016-02, as amended by ASU 2018-10, as of September 30, 2019, the Company’s condensed consolidated balance sheet includes (a) a lease liability of $7,559 in other current liabilities, and (b) a right-of-use asset of $7,559 in other current assets. Due to the adoption of the standard using the retrospective cumulative-effect adjustment method, there are no changes to our previously reported results prior to January 1, 2019. The effect on the operating lease expense was nominal as a result of the adoption of ASU 2016-02, as amended by ASU 2018-10.

The future lease commitments as presented below represent amounts for the Company’s lease of its executive headquarters.

2019 (October1 to December 31)	$7,559
Thereafter	—
Total future lease payments	$7,559

Legal Contingencies

The Company is subject to claims and assessments from time to time in the ordinary course of business. No claims have been asserted to date.

Indemnification

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but that have not yet been made. To date, the Company has not paid any claims nor been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of future claims against these indemnification obligations.

In accordance with its amended and restated certificate of incorporation and bylaws, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacities. There have been no claims to date.

Development and Collaboration Agreements

Onxeo S.A.

The Onxeo license agreement for Validive includes clinical, regulatory, developmental and sales milestones that could reach up to $108 million if the Company achieves all milestones, and escalating royalties on net sales from 5% to 10%. During the years ended December 31, 2018 and 2017, the Company had not reached any milestones and has not been required to pay Onxeo any funds under this license agreement.

XOMA Ltd.

The intellectual property rights contributed by Tactic Pharma to the Company included the non-exclusive license agreement with XOMA Ltd. for the humanization technology used in the development of MNPR-101. Pursuant to such license agreement, the Company is obligated to pay XOMA Ltd. clinical, regulatory and sales milestones for MNPR-101 and zero royalties. During the years ended December 31, 2018 and 2017, the Company had not reached any milestones and has not been required to pay XOMA Ltd. any funds under this license agreement.

Leases

Commencing January 1, 2018, the Company entered into a lease for its executive headquarters at 1000 Skokie Blvd., Suite 350, Wilmette, Illinois. The lease term is January 1, 2018 through December 31, 2019. The Company also leased office space in Seattle, Washington, from November 1, 2017 to July 31, 2018. The future lease commitments as presented below represent amounts for the Company’s lease of its executive headquarters.

2019	$30,234
Thereafter	—
Total future lease payments	$30,234

Legal Contingencies

The Company may be subject to claims and assessments from time to time in the ordinary course of business. No claims have been asserted to date.

Indemnification

In the normal course of business, the Company enters into contracts and agreements that contain a variety of representations and warranties and provide for general indemnification. The Company’s exposure under these agreements is unknown because it involves claims that may be made against the Company in the future, but that have not yet been made. To date, the Company has not paid any claims or been required to defend any action related to its indemnification obligations. However, the Company may record charges in the future as a result of these indemnification obligations.

In accordance with its amended and restated certificate of incorporation and bylaws, the Company has indemnification obligations to its officers and directors for certain events or occurrences, subject to certain limits, while they are serving at the Company’s request in such capacity. There have been no claims to date.